EXHIBIT 99.2

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS

                                                                       Millions of Dollars
                                                          Three Months Ended          Nine Months Ended
                                                             September 30                September 30
                                                          2007          2006           2007         2006
                                                      ------------  ------------  ------------- ------------
Revenues and Other Income
   Sales and other operating revenues*                 $   46,062        48,076     $  134,752      142,131
   Equity in earnings of affiliates                         1,314         1,196          3,749        3,320
   Other income                                               557           313          1,696          537
                                                      ------------  ------------  ------------- ------------
                                                           47,933        49,585        140,197      145,988
                                                      ------------  ------------  ------------- ------------
Costs and Expenses
   Purchased crude oil, natural gas and products           30,862        30,551         88,397       93,454
   Production and operating expenses                        2,620         2,640          7,669        7,549
   Selling, general and administrative expenses               569           650          1,700        1,826
   Exploration expenses                                       218           197            739          443
   Depreciation, depletion and amortization                 2,052         2,137          6,092        5,282
   Impairment - expropriated assets                             -             -          4,588            -
   Impairments                                                188           267            285          317
   Taxes other than income taxes*                           4,583         4,853         13,654       13,661
   Accretion on discounted liabilities                         81            74            241          207
   Interest and debt expense                                  391           308          1,017          783
   Foreign currency transaction gains                         (20)          (50)          (198)         (10)
   Minority interests                                          25            21             65           60
                                                      ------------  ------------  ------------- ------------
                                                           41,569        41,648        124,249      123,572
                                                      ------------  ------------  ------------- ------------

   Income before income taxes                               6,364         7,937         15,948       22,416
   Provision for income taxes                               2,691         4,061          8,428       10,063
                                                      ------------  ------------  ------------- ------------
Net Income                                                  3,673         3,876          7,520       12,353
                                                      ============  ============  ============= ============

Net Income per share of common stock (dollars)
   Basic                                               $     2.26          2.35     $     4.60         7.90
                                                      ============  ============  ============= ============
   Diluted                                             $     2.23          2.31     $     4.54         7.78
                                                      ============  ============  ============= ============

Average common shares outstanding (in thousands)
   Basic                                                1,622,456     1,652,623      1,635,128    1,564,423
   Diluted                                              1,644,267     1,675,839      1,657,244    1,587,892


  *Includes excise taxes on petroleum products sales:  $    3,954         4,098     $   11,864       12,010

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA

                                             Millions of Dollars
                                Three Months Ended          Nine Months Ended
                                    September 30               September 30
                                 2007         2006          2007         2006
                             -----------  -----------    ----------  -----------
SUMMARY OF NET INCOME (LOSS)
   E&P
      United States              $1,225          995      $  3,196        3,476
      International                 857          909        (1,189)       4,285
                             -----------  -----------    ----------  -----------
        Total E&P                 2,082        1,904         2,007        7,761
                             -----------  -----------    ----------  -----------
   Midstream                        104          169           291          387
                             -----------  -----------    ----------  -----------
   R&M
      United States                 873        1,444         3,648        3,174
      International                 434           20         1,153          388
                             -----------  -----------    ----------  -----------
        Total R&M                 1,307        1,464         4,801        3,562
                             -----------  -----------    ----------  -----------
   LUKOIL Investment                387          487         1,169        1,123
   Chemicals                        110          142           260          394
   Emerging Businesses                3           11           (10)           7
   Corporate and other             (320)        (301)         (998)        (881)
                             -----------  -----------    ----------  -----------
   Consolidated                  $3,673        3,876      $  7,520       12,353
                             ===========  ===========    ==========  ===========

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
SELECTED FINANCIAL DATA

                                              Three Months Ended     Nine Months Ended
                                                 September 30            September 30
                                                2007     2006          2007     2006
                                             --------  --------      --------  -------
Effective tax rate %                            42.3 %    51.2          52.8 %   44.9

                                                          Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
AFTER-TAX
   E&P                                       $    13       (20)      $   182      (47)
   Midstream                                       -         -            (1)       -
   R&M                                             -        (6)           (2)      25
   LUKOIL Investment                               3         1             3        2
   Chemicals                                       -         -             -        -
   Emerging Businesses                             1         -             1        -
   Corporate and other                           (35)       48           (65)       4
                                             --------  --------      --------  -------
                                             $   (18)       23       $   118      (16)
                                             ========  ========      ========  =======

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                $ 3,673     3,876       $ 7,520   12,353
   Depreciation, depletion and amortization    2,052     2,137         6,092    5,282
   Impairment - expropriated assets                -         -         4,588        -
   Impairments                                   188       267           285      317
   Dry hole costs and leasehold impairments       74        56           355      141
   Accretion on discounted liabilities            81        74           241      207
   Deferred taxes                               (125)      495            55      273
   Undistributed equity earnings                (237)     (253)       (1,472)  (1,007)
   Gain on asset dispositions                   (389)       (8)       (1,316)     (64)
   Other                                         (60)     (282)           28     (296)
   Working capital adjustments                   734      (127)        1,254   (1,327)
                                             --------  --------      --------  -------
   Net cash provided by operating activities $ 5,991     6,235       $17,630   15,879
                                             ========  ========      ========  =======

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                          $   840       828       $ 2,556    2,003
      International                            1,337     1,626         4,339    4,829
                                             --------  --------      --------  -------
                                               2,177     2,454         6,895    6,832
   Midstream                                       -         -             2        2
   R&M                                           276       374           752    2,484
   LUKOIL Investment                               -       702             -    1,962
   Chemicals                                       -         -             -        -
   Emerging Businesses                            62         6           127       46
   Corporate and other                            45        61           131      187
                                             --------  --------      --------  -------
                                             $ 2,560     3,597       $ 7,907   11,513
                                             ========  ========      ========  =======


OTHER
                                             At September 30, 2007   At December 31, 2006
                                             ---------------------   --------------------
   Total debt                                       $21,876                 $27,134
   Common stockholders' equity                       86,933                  82,646

                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
OPERATING HIGHLIGHTS


                         BY SEGMENT

                                         Three Months Ended    Nine Months Ended
                                            September 30         September 30
                                           2007     2006       2007      2006
                                         -------  --------    -------  ---------
                                                Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                             241       234        261        265
          Lower 48                           103       119        104        101
                                         -------  --------    -------  ---------
                                             344       353        365        366
      Norway                                 166       190        163        190
      United Kingdom                          37        50         47         56
      Canada                                  17        26         19         25
      China                                   29        36         33         32
      Indonesia                               11        11         12         13
      Vietnam                                 22        24         22         25
      Timor Sea                               21        40         24         39
      Libya                                   48        71         47         49
      Other                                   35        64         43         60
                                         -------  --------    -------  ---------
      Total consolidated                     730       865        775        855
      Equity affiliates
         Canada                               29         -         27          -
         Russia                               15        15         15         15
         Venezuela                             -        89         56        102
                                         -------  --------    -------  ---------
          Total Worldwide                    774       969        873        972
                                         =======  ========    =======  =========

   Syncrude                                   27        23         24         20
                                         =======  ========    =======  =========

   Natural gas liquids produced
      United States
          Alaska*                             15        11         18         18
          Lower 48                            73        75         71         58
                                         -------  --------    -------  ---------
                                              88        86         89         76
      Norway                                   7         9          7          9
      United Kingdom                           4         2          5          3
      Canada                                  26        28         29         23
      Timor Sea                               11        20         12         20
      Other                                    3         1          3          1
                                         -------  --------    -------  ---------
          Total Worldwide                    139       146        145        132
                                         =======  ========    =======  =========

      *Includes reinjected volumes sold
       lease-to-lease.                        11         7         14         11

                                               Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                             116       123        113        150
          Lower 48                         2,219     2,320      2,210      1,953
                                         -------  --------    -------  ---------
                                           2,335     2,443      2,323      2,103
      Norway                                 226       260        225        263
      United Kingdom                         519       665        656        770
      Canada                               1,069     1,154      1,118        930
      China                                   13         8         12          6
      Timor Sea                              194       300        229        232
      Indonesia                              349       342        336        320
      Vietnam                                 19        20         15         21
      Libya                                    9         -          7          -
      Other                                  183       187        195        173
                                         -------  --------    -------  ---------
      Total consolidated                   4,916     5,379      5,116      4,818
      Equity affiliates
         Venezuela                             -         8          6          9
                                         -------  --------    -------  ---------
          Total Worldwide                  4,916     5,387      5,122      4,827
                                         =======  ========    =======  =========
   *Represents quantities available for
     sale. Excludes gas equivalent of
     NGL shown above.

   Liquefied natural gas sales               436       522        483        407

LUKOIL Investment
   Production (MBOE/D)*                      432       436        450        388
   Refinery crude oil throughput (MB/D)*     226       164        210        165
   *Represents our estimated net share
     of LUKOIL.

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS

                                               Three Months Ended        Nine Months Ended
                                                   September 30             September 30
                                               2007          2006        2007        2006
                                            ----------   -----------   ---------   ----------
E&P
                                                                  Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                              $73.57         69.66      $64.29        64.48
            Lower 48                             67.77         62.45       58.57        59.21
               Total U.S.                        72.00         67.25       62.70        63.05
         International                           74.03         67.45       65.19        65.27
         Total consolidated                      73.01         67.37       63.99        64.30
         Equity affiliates*                      44.60         46.98       44.30        47.36
            Total Worldwide                      71.34         65.04       61.80        62.18
      Natural gas (per MCF)
         United States
            Alaska                                2.15          3.36        3.50         3.47
            Lower 48                              5.38          6.00        6.03         6.25
               Total U.S.                         5.36          5.98        6.01         6.21
         International                            5.75          5.87        6.24         6.23
         Total consolidated                       5.56          5.92        6.13         6.22
         Equity affiliates*                          -          0.32        0.30         0.30
           Total Worldwide                        5.56          5.91        6.13         6.21

*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment.


Midstream
                                                            Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                               26            23          21           23
        International                                -             -           -            -
     Equity affiliates
        United States                              182           180         179          180
        International                                8             7           8            6
                                            ----------   -----------   ---------   ----------
                                                   216           210         208          209
                                            ==========   ===========   =========   ==========



                                                                  Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                              $48.62         44.10      $43.85        41.16
      DCP                                        47.73         43.00       42.86        40.49

**Prices are based on index prices from the Mont
   Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

                                 ConocoPhillips
                              Houston, Texas 77079



                                            Three Months Ended          Nine Months Ended
                                                September 30               September 30
                                            2007         2006           2007        2006
                                         ----------   ----------     ----------   ----------
                                       Thousands of Barrels Daily   Thousands of Barrels Daily

R&M
  United States*
     Crude oil capacity**                     2,037        2,208          2,034        2,208
     Crude oil runs                           1,980        2,127          1,938        1,990
     Refinery production                      2,177        2,334          2,139        2,173

  International*
     Crude oil capacity**                       687          693            693          637
     Crude oil runs                             574          617            616          586
     Refinery production                        593          643            634          613

  U.S. petroleum products sales volumes
     Gasoline                                 1,212        1,369          1,256        1,309
     Distillates                                869          848            853          827
     Other products                             439          519            473          530
                                         ----------   ----------     ----------   ----------
                                              2,520        2,736          2,582        2,666
  International                                 629          749            694          772
                                         ----------   ----------     ----------   ----------
                                              3,149        3,485          3,276        3,438
                                         ==========   ==========     ==========   ==========

                                                  Per Gallon                  Per Gallon
  U.S. average sales prices***
     Gasoline-wholesale                      $ 2.32         2.27         $ 2.23         2.13
     Gasoline-retail                           2.43         2.46           2.38         2.28
     Distillates-wholesale                     2.36         2.31           2.18         2.15


 *Includes ConocoPhillips' share of equity affiliates, except for our share of LUKOIL, which is reported in the LUKOIL Investment segment.

 **Weighted-average crude oil capacity for the three-and nine-month periods.
   Actual capacity at September 30, 2007 and 2006, was 2,037,000 and 2,208,000 barrels per day, respectively, for our domestic refineries, 669,000 and 693,000 barrels per day, respectively, for our international refineries and 2,706,000 and 2,901,000 barrels per day, respectively, worldwide.

 ***Excludes excise taxes.